UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 26, 2005

                          Republic First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    0-17007                23-2486815
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(State or other jurisdiction of   (Commission File No.)      I.R.S. Employer
incorporation or organization)                             Identification No.)

      1608 Walnut Street, Suite 1000, Philadelphia, PA                19103
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          (Address of principal executive offices)                  (Zip Code)

                                 (215)-735-4422
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a material definitive agreement.

         Pursuant to the terms of a letter agreement attached hereto as Exhibit 10.1, effective May 1, 2005, the Registrant entered into an amendment to the Employment Agreement with Harry D. Madonna, President and Chief Executive Officer of Registrant increasing his annual base salary during the first year of his three year Employment Agreement to $300,000 per annum. All of the terms and conditions of the Employment Agreement will remain in full force and effect.

         Effective April 26, 2005, the Board of Directors approved changes in Directors' compensation as set forth in Exhibit 99.1 attached hereto.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REPUBLIC FIRST BANCORP, INC.


Dated: April 26, 2005                   /s/
                                        Name: Paul Frenkiel
                                        Title: Chief Financial Officer